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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 11, 2009
                 Date of Earliest Event Reported: March 6, 2009

                         WORLD WASTE TECHNOLOGIES, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          California                 1-11476              95-3977501
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 (State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)          File Number)       Identification No.)

20400 Stevens Creek Boulevard
7th Floor                                                        95014
Cupertino, California
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  (Address of principal executive offices)                     (Zip Code)

    Registrant's telephone number, including area code:     (408) 517-3306


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

         World Waste Technologies, Inc., a California corporation ("WORLD WASTE"), announced today that, at a special meeting of its shareholders held on March 6, 2009, the holders of a majority of the outstanding shares of each of World Waste's common stock, Series A preferred stock and Series B preferred stock, adopted the previously announced merger agreement among World Waste, Vertex Holdings, L.P., formerly Vertex Energy, L.P., a Texas limited partnership, Vertex Energy, Inc., a Nevada corporation ("VERTEX NEVADA"), Vertex Merger Sub, LLC, a California limited liability company and wholly owned subsidiary of Vertex Nevada, and Benjamin P. Cowart, as agent for the shareholders of Vertex Nevada. Upon consummation of the merger, World Waste will become a wholly owned subsidiary of Vertex Nevada, and Vertex Nevada will succeed to World Waste's reporting obligations under the Securities Exchange Act of 1934.

         The parties believe that all of the conditions to the closing of the merger will be met, and anticipate that the merger will be consummated March 31, 2009.

         FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements related to, among other things, the completion of the merger and the other transactions contemplated by the merger agreement. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, but are not limited to, the risks and uncertainties outlined in World Waste's documents filed with the SEC. All forward-looking statements and other information in this Current Report on Form 8-K are based upon information available as of the date of this Report. Such information may change or become invalid after the date of this Current Report, and, by making these forward-looking statements, World Waste undertakes no obligation to update these statements after the date of this Current Report, except as required by law.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  WORLD WASTE TECHNOLOGIES, INC.

Date: March 10, 2009                               By:  /s/ John Pimentel
                                                       -------------------------
                                                       John Pimentel
                                                       Chief Executive Officer